SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                               Wayne Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                           [WAYNE BANCORP LETTERHEAD]





                                                               February __, 1998

Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Wayne Bancorp, Inc. (the "Company"), the holding company for Wayne Savings Bank, F.S.B. (the "Bank"), which will be held on Tuesday, _____ __, 1998, at 10:00 a.m., Eastern Time, at the Paris Inn, 1292 Alps Road, Wayne, New Jersey. Your Board of Directors and management look forward to greeting personally those shareholders able to attend the Annual Meeting.

         At this meeting, as set forth in the attached Notice of Annual Meeting and Proxy Statement, shareholders are being asked to elect three directors each for a three-year term, ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the year ending December 31, 1998, and consider and vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Your Board of Directors recommends that you vote "FOR" each matter to be considered.

         It is very important that your shares be represented and voted at the meeting. Accordingly, we request your cooperation in promptly signing, dating and mailing your white proxy card. Please act today.

                                     CAUTION

         A dissident shareholder, Lawrence B. Seidman, a representative of a group of shareholders under the name of "The Committee to Preserve Shareholder Value," has announced his intention to start a proxy contest in opposition to your Board of Directors. Mr. Seidman will be seeking your vote to elect himself to your Board, replacing one of your experienced and qualified directors. Mr. Dennis Pollack, a member of the Committee and a current member of the boards of directors of the Company and the Bank has indicated that in addition to his support for Seidman, he will vote for two of the three Board nominees. We caution you not to sign any proxy sent to you by Mr. Seidman if you want to continue to support your existing Board of Directors.

         We are committed to keeping you informed of further developments in this matter and you may be assured that we will continue to act in the best interests of the Company and all its shareholders.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, we thank you for your continued interest and support.

                                            Sincerely yours,



                                            Harold P. Cook, III
                                            Chairman of the Board and
                                            Chief Executive Officer

--------------------------------------------------------------------------------
                               WAYNE BANCORP, INC.
                              1195 HAMBURG TURNPIKE
                             WAYNE, NEW JERSEY 07470
                                 (973) 305-5500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON _____ __, 1998
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Wayne Bancorp, Inc. (the "Company"), the holding company for Wayne Savings Bank, F.S.B. will be held on _____ __, 1998, at 10:00 a.m., Eastern Time, at the Paris Inn, 1292 Alps Road, Wayne, New Jersey.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of three directors for terms of three years each or until their successors are elected and qualified;

         2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

         3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established February 12, 1998, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 1195 Hamburg Turnpike,Wayne, New Jersey 07470, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                              By Order of the Board of Directors


                                              Michael G. DeBenedette
                                              Secretary
Wayne, New Jersey
February __, 1998


                                    IMPORTANT
------------------------------------         -----------------------------------

Your vote is important. Whether or not you plan to attend the Annual Meeting, please sign, date and promptly mail the enclosed white proxy card in the accompanying postage-paid envelope. Your prompt cooperation will help reduce additional solicitation costs. If you have any questions or need assistance, please call D.F. King & Co., Inc., which is assisting us, toll free at (800) 628-8510.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               WAYNE BANCORP, INC.
                              1195 HAMBURG TURNPIKE
                             WAYNE, NEW JERSEY 07470
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 _____ __, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       SOLICITATION AND VOTING OF PROXIES
--------------------------------------------------------------------------------

         This Proxy Statement is being furnished to shareholders of Wayne Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on _____ __, 1998 at 10:00 a.m., at the Paris Inn, 1292 Alps Road, Wayne, New Jersey and at any adjournments thereof. The 1997 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 1997, accompanies this Proxy Statement, which is first being mailed to stockholders entitled to notice of and to vote at the Annual Meeting, on or about February __, 1998. The Annual Report does not constitute "soliciting material" and is not to be deemed "filed" with the Securities and Exchange Commission (the "Commission").

         Regardless of the number of shares of Common Stock owned, it is important that record holders of a majority of the shares be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE APPROVAL AND RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

         Other than the matters set forth on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.


         The close of business on February 12, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,013,823 shares.

         As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors set forth in Proposal I, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) votes withheld on proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of KPMG Peat Marwick, LLP as independent auditors of the Company set forth in Proposal II, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes present, in person or by proxy, and entitled to vote at the Annual Meeting, without regard to broker non-votes. Proxies marked "ABSTAIN" will have the same effect as a vote against the matter.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Commission, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.



Name and Address of                              Amount and Nature of Percent of
Beneficial Owner                                 Beneficial Ownership   Class
----------------                                 --------------------   -----

Wayne Savings Bank, F.S.B. Employee Stock
Ownership Plan ("ESOP")
1195 Hamburg Turnpike
Wayne, New Jersey 07470                                 178,511(1)      8.86%

Seidman and Associates, L.L.C.
Seidman and Associates II, L.L.C.,
Seidman Investment Partnership, L.P.,
Lawrence B. Seidman, Benchmark Partners, L.P.,
The Benchmark Company, Inc., S/B
International Fund, Ltd.,
Richard Whitman, Lorraine DiPaolo, Dennis Pollack
750 Lexington Avenue
New York, New York 10022                                200,450(2)      9.95%

---------------
(1) Shares of Common Stock were acquired by the ESOP in the Bank's conversion from the mutual to the stock form (the "Conversion"). The ESOP Committee of the Board of Directors administers the ESOP. First Bankers Trust, N.A. has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Under the ESOP, the ESOP Trustee will vote the unallocated shares in a manner calculated to most accurately reflect the instructions received from participants so long as the Trustee determines such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) Based on information disclosed by the group of reporting persons set forth herein in a Schedule 13D filed with the SEC and most recently amended on January 28, 1998.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company currently consists of ten (10) directors and is divided into three classes. Each of the ten members of the Board of Directors of the Company also presently serves as a director of the Bank. Because the Board is classified, directors are elected for terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         As a result of negotiations in connection with the solicitation of proxies by the Committee to Preserve Shareholder Value (the "Committee") in opposition to the Wayne Bancorp, Inc. 1996 Stock- Based Incentive Plan ("Incentive Plan"), the Company and the Committee entered into an agreement (the "Agreement") on February 10, 1997, which became binding upon the approval of the Incentive Plan. Pursuant to such Agreement (i) the size of the Boards of Directors of the Company and the Bank were expanded and Dennis Pollack was appointed as a Director for a term expiring at the Company's 1997 Annual Meeting of Stockholders; and (ii) Mr. Pollack was nominated for re-election to the Board of Directors at its 1997 Annual Meeting of Stockholders. In addition, the Agreement places certain restrictions on the Committee's ability to solicit proxies in opposition to the Company prior to the 1999 Annual Meeting, and prohibits members of the Committee from acquiring additional shares of the Company's common stock such that their aggregate ownership exceeds 10% of the outstanding common stock.

         The three nominees proposed for election at this Annual Meeting are Thomas D. Collins, Johanna O'Connell and Nicholas S. Gentile, Jr.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted for the election of the nominees proposed by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


         Mr. Pollack, a member of the Committee and a director of the boards of directors of the Company and the Bank has indicated that in addition to his support for Seidman, he will vote for two of the three Board nominees.

Information with Respect to the Nominees and Continuing Directors

         The following table sets forth each nominee and continuing director's name, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Company's Common Stock beneficially owned on the Record Date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer listed in the Summary Compensation Table under the caption "Executive Compensation," the number of shares and the percentage of the Company's Common Stock beneficially owned on the Record Date.

                                                                                               Shares of
                                                            Year First        Current        Common Stock           Percent
                                                             Elected          Term to        Beneficially              of
Name                                       Age (1)           Director         Expire           Owned(2)              Class
------------------------                   -------          ----------       --------          --------             ------
                                           BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001
Thomas D. Collins                             63               1981            1998           14,644(3)(4)              *
Johanna O'Connell                             46               1996            1998           16,328(5)(6)(8)           *
Nicholas S. Gentile, Jr.                      67               1965            1998            2,444(3)(4)              *
                                                 DIRECTORS CONTINUING IN OFFICE
David M. Collins                              58               1981            1999            7,674(3)(4)              *
Richard Len                                   63               1988            1999           19,073(3)(4)(8)           *
Charles A. Lota                               40               1993            1999            8,094(3)(4)(9)           *
Harold P. Cook, III                           43               1991            2000           19,443(4)(5)              *
William J. Lloyd                              74               1961            2000            4,844(3)(4)              *
Ronald Higgins                                62               1988            2000            3,844(3)(4)              *
Dennis Pollack                                47               1997            2000            5,500(7)                 *
All executive officers and
 directors as a group
 (14 persons)                                                                                131,946(10)             6.27%

------------
(1)      At December 31, 1997.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Includes 669 shares awarded to such individual under the Incentive Plan which vest within 60 days of the Record Date. Awards to directors under the Incentive Plan vest in five equal annual installments commencing February 25, 1998.
(4) Includes 1,673 shares subject to options granted to such individual under the Incentive Plan and exercisable within 60 days of the Record Date.
(5) Includes 669 and 3,570 shares awarded to Mr. Cook and Ms. O'Connell, respectively, under the Incentive Plan which vest within 60 days of the Record Date. Base grants to officers under the Incentive Plan vest in five equal annual installments commencing February 25, 1998; however, performance grants, which constitute 25%, 50% and 75% of the amount of the grant that will vest in years 2000, 2001 and 2002, respectively, will only vest if the performance criteria for the year established by the Compensation Committee is met.
(6) Includes 8,925 shares subject to options granted to Ms. O'Connell under the Incentive Plan and exercisable within 60 days of the Record Date.
(7) Mr. Pollack is a member of a group of reporting persons under Section 13(d) of the Exchange Act, and therefore, beneficial ownership of all of the shares held by members of the group is attributable to Mr. Pollack. Mr. Pollack individually owns 5,500 shares. See "Security Ownership of Certain Beneficial Owners."
(8) Includes 1,730 and 1,637 shares allocated to Ms. O'Connell and Mr. Len, respectively under the Bank's ESOP.
(9) Includes 1,000 shares held by Zurich Group Partnership, a general partnership of which Mr. Cook is one of a general partnership with six equal general partners.
(10) Includes 13,306 shares allocated to executive officers and directors under the Incentive Plan, and 7,171 shares allocated to executive officers under the ESOP. Includes 33,019 shares subject to options granted to executive officers and directors exercisable within 60 days of the Record Date.
(*)      Does not exceed 1.0% of the Company's outstanding voting securities.

         The principal occupation during the past five years of each nominee and director of the Company is set forth below.

         David M. Collins has been an educator in Wayne Township since 1967 and has also been involved in real estate acquisitions and management.

         Thomas D. Collins is the Assistant Secretary of the Company and the Board Secretary of the Bank. Mr. Collins was the owner-manager of Town & Country Hardware Inc., Wayne, New Jersey from 1960 until January 1997 when he retired and closed the store.

         Harold P. Cook, III is Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board of the Bank. Mr. Cook has been a partner with the law firm Cook & DeLuccia since 1982 which from time-to-time provides legal services to the Company.

         Nicholas S. Gentile, Jr. is Secretary to the Board of the Company and is President and Chief Executive Officer of Pompton Lakes Building Supply Co.

         Ronald Higgins has been a real estate broker for Century 21 since 1995 and a principal owner and insurance agent for RLM Insurance Agency since 1967 and is a real estate entrepreneur.

         Richard Len has been a director since 1988 and is employed with Wayne Savings Financial Services Group, Inc., a subsidiary of the Bank.

         William J. Lloyd has been retired since 1986. Mr. Lloyd was Chairman of the Board of Directors of the Bank from January 1992 to June 1997.

         Charles A. Lota is Vice Chairman of the Board of the Bank and a Certified Public Accountant and currently owns his own accounting firm in Wyckoff, New Jersey.

         Johanna O'Connell has served as President of the Company and President and Chief Executive Officer of the Bank since September 6, 1996. Previously, Ms. O'Connell served as Vice President of the Company and Senior Vice President and Chief Lending Officer of the Bank.

         Dennis Pollack has served as President and Chief Executive Officer of CBC Bancorp, Inc. and Connecticut Bank of Commerce, Stanford, Connecticut since February 1996. He was Regional President of First Fidelity Bank, N.A., Hawthorne, New York in 1994. Previous to that he served as President and Chief Executive Officer of the Savings Bank of Rockland County, Spring Valley, New York from 1987-1994.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the Commission thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Meetings of the Board of Directors and Committees of the Board of Directors of the Company

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. During the year ended December 31, 1997, the Board of Directors of the Company held 22 meetings. Except for Mr. Pollack, all of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 1997. In order to permit it to more effectively discharge its duties, the Board of Directors of the Company has established and maintains committees, the nature and composition of which are described below:

         Audit Committee. Consisting solely of non-employee, independent directors, the Audit Committee of the Company and the Bank consists of Messrs. Charles A. Lota (Chairman), Thomas D. Collins and Ronald Higgins and is responsible for establishing audit policy. The Committee also reviews and reports to the Board on the Bank's financial condition and reviews the audit reports of the Bank prepared by the independent auditors. The Audit Committee of the Bank and Company met three times in 1997.

         Nominating Committee. The Company's Nominating Committee for the 1998 Annual Meeting consists of the full Board of Directors. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met once in 1997.


         Compensation Committee. The Company is the parent company of the Bank and does not pay any cash compensation to the executive officers of the Company. Therefore, the Company does not maintain a compensation committee. The boards of directors of the Company and the Bank have the same members and the compensation committee of the Bank, consisting of the full Board of Directors determines the compensation of the executive officers of the Bank. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Company and the Bank. The Compensation Committee met one time in 1997.

Additional Information with Respect to the Company's Directors and Director Nominees

         The following table sets forth information with respect to those directors and nominees for director of the Company who have purchased Common Stock of the Company in the two years preceding the date of this Proxy Statement. The table below does not include information with respect to stock grants made under the Company's Incentive Plan nor shares that have been allocated under the Company's ESOP, which information is set forth in the preceding table.





Name                               Date Purchased  Amount Purchased
-----------------------------      --------------  ----------------
Charles A. Lota                        06/27/96          5,001
                                       10/24/97            750
David M. Collins                       06/27/96          4,501
                                       08/14/97            830
Richard Len                            06/27/96         15,001
Thomas D. Collins                      06/27/96         10,001
                                       05/02/97          2,300
Nicholas S. Gentile, Jr.               06/27/96            101
William J. Lloyd                       06/27/96          2,501
Ronald Higgins                         06/27/96          1,501
Harold P. Cook, III                    06/27/96         15,001
                                       02/21/97            500
                                       03/09/97            100
                                       03/15/97            100
                                       05/12/97            500
Johanna O'Connell                      06/27/96          2,102
Dennis Pollack                           08/96           1,000
                                         09/96           3,500
                                         11/96           1,000


         None of the holdings of the directors and director nominees of the Company set forth herein are held of record but not beneficially, nor are any of such securities owned beneficially by associates of such persons, except as set forth herein. Mr. Len's spouse owns 3,000 shares which are included above. As of the date of this Proxy Statement, no director or director nominee of the Company has purchased the Company's Common Stock with funds that were borrowed or otherwise obtained for the purpose of acquiring such shares of Common Stock. As of the date hereof, no director or director nominee of the Company has sold any shares of the Company's Common Stock in the two years preceding the date of this Proxy Statement.

         In addition, no director or director nominee of the Company is or was during the past year a party to any contracts, arrangements or understandings with any person with respect to the Common

Stock of the Company other than in connection with the Agreement between the Committee and the Company as discussed earlier and in connection with the Incentive Plan. See "-- Directors' Compensation -- Incentive Plan", and no director or director nominee of the Company beneficially owns, directly or indirectly, any securities of Wayne Savings Bank, F.S.B., the Company's wholly owned subsidiary. Other than as set forth herein, no director or director nominee of the Company or any associates thereof has any arrangement or understanding with any person: (i) with respect to any future employment by the Company or its affiliates; or (ii) with respect to any future transactions to which the Company or any of its affiliates will or may be a party. Finally, no director or director nominee has, during the past 10 years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).


         For purposes of the solicitation of proxies by the Company's Board of Directors, the business address of each of the Company's directors and director nominees is Wayne Bancorp, Inc., 1195 Hamburg Turnpike, Wayne, New Jersey 07470.

Directors' Compensation

         Directors' Fees. All members of the Board of Directors of the Company and the Bank, except Johanna O'Connell, currently receive an annual retainer fee of $11,111 and the Chairman of the Board and the Secretary to the Board of the Company each receives a fee of $200 for each Board meeting attended. No committee fees are paid by the Company.

         The Chairman of the Board of the Bank receives a fee of $1,292 per month, the Vice Chairman receives a fee of $468 per month, the Secretary of the Board receives a fee of $835 per month, and all directors except Johanna O'Connell receive a fee of $356 per month, regardless of the number of meetings held by the Board. The Chairman of each committee of the Board of Directors of the Bank is paid $50 per meeting if the Chairman prepares minutes for the committee meeting.

         The Bank maintains one Director Emeritus position that is currently filled by Joseph J. DeLuccia, who served on the Board of Directors of the Bank from 1965 to 1990. Mr. DeLuccia is paid a fee for consulting services.

         Incentive Plan. Under the Incentive Plan, each outside director was granted non-incentive stock options to purchase 8,367 shares of Common Stock at an exercise price of $17.00 per share, which was the fair market value of the shares on the date of grant (February 25, 1997). Options become exercisable in five (5) equal annual installments of 20% commencing one year from the date of grant.

         Under the Incentive Plan, each outside director was granted an award of 3,347 shares of Common Stock. Awards to directors vest in five (5) equal annual installments at a rate of 20% commencing one year from the date of grant (February 25, 1997).

Executive Compensation

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed "filed" under such Acts.

Compensation Committee Interlocks and Insider Participation


         The Company is the parent company of the Bank and does not pay any cash compensation to the executive officers of the Company. Also, the Boards of Directors of the Company and the Bank have the same members. Therefore, the Company does not maintain a compensation committee. The Compensation Committee of the Board of Directors of the Bank is responsible for establishing the compensation levels and benefits for executive officers of the Bank, who also serve as executive officers of the Company and for reviewing recommendations of management for compensation and benefits for other officers and employees of the Bank. Ms. O'Connell and Mr. Len serve on the Compensation Committee and are executive officers of the Company. Ms. O'Connell and Mr. Len did not participate in matters involving their personal compensation.


         The Company had no "interlocking" relationships existing on or after January 1, 1997 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the board of directors of the Company, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the board of directors of the Company.

Compensation Committee Report on Executive Compensation

         Under rules established by the Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company or the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Bank, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         Compensation Policies. The Compensation Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

         [bullet] to provide motivation for the executive officers to enhance stockholder value by linking their compensation to the value of the Company's stock;

         [bullet] to retain the executive officers who have led the Company to high performance levels and allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

         [bullet] to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

         Base Salary. Executives earn salaries that the Compensation Committee deems reasonable and within the average range as those earned by other executives performing similar duties at institutions that are similarly sized and located as the Bank. The Compensation Committee intends to consider the entire compensation package, including the equity compensation provided under the Company's stock plans. The Compensation Committee meets in the first quarter of each year to determine the level of any salary increase to take effect as of the beginning of that fiscal year and will adjust salaries after reviewing the qualifications and experience of the executive officers of the Bank, the compensation paid to persons having similar duties and responsibilities in other institutions and the size of the Bank and the complexity of its operations. The Compensation Committee will consult surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions including some, but not all, of the companies included in the peer group used for the Stock Performance Graph. The Compensation Committee believes that current salary levels are consistent with competitive practices of other comparable institutions and each executive's level of responsibility and intends for that to be the case in future years.

         Although the Compensation Committee's policy in regard to base salary is subjective and no specific formula is used for decision making, the Compensation Committee considered the overall performance of the Bank in establishing compensation levels.


         Incentive Compensation. In 1997, the Board adopted and the shareholders of the Company ratified the Incentive Plan. The purposes of the Incentive Plan are to provide executive officers with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to shareholders' concerns and reward employees for outstanding performance. Awards under the Incentive Plan are in the form of stock options and restricted stock. The Company utilizes the Incentive Plan to provide executive officers with equity based compensation which may provide additional compensation to such officers depending upon the performance of the Company's common stock.


         Compensation  for the Chief  Executive  Officer.  Mr. Cook is the Chief
Executive Officer of the Company. He is not paid an annual salary by the Company, but is paid board fees of $1,292 per month as Chairman of the Board of the Bank. In addition, Mr. Cook has been awarded restricted stock and options pursuant to the Incentive Plan.

         Ms. O'Connell is the Chief Executive Officer of the Bank. Ms. O'Connell's salary of $125,000 is within the average range for similarly sized thrift institutions with similar operating results in the New York/New Jersey area. Ms.O'Connell has employment agreements which specify her base salary and require periodic review of such salary. In addition, she, as do other executive officers, participates in other benefit plans available to all employees including the Employee Stock Ownership Plan and the 401(k) Plan. In 1997, Ms. O'Connell was awarded stock options and restricted stock which vest over a five year period. A portion of the restricted stock awards vest based on the Company's performance in future periods. The mix of options and restricted stock awards was set balancing rewards for past performance with incentive for future performance.


                       Compensation Committee
                       ----------------------

Harold P. Cook, III                              Nicholas S. Gentile, Jr.
William J. Lloyd                                 David M. Collins
Ronald Higgins                                   Richard Len
Thomas D. Collins                                Charles A. Lota
Dennis Pollack                                   Johanna O'Connell

Stock Performance Graph

         The following graph shows a comparison of cumulative total stockholder return on the Company's Common Stock based on the market price of the Common Stock with the cumulative total return of companies in the Nasdaq Stock Market and the Nasdaq Stock Market Bank Stock Index for the period beginning on June 27, 1996 the day the Company's Common Stock began trading, through December 31, 1997.


                               [GRAPHIC OMITTED]


================================================================================

                                       6/27/96      12/31/96      12/31/97
                                       -------      --------      --------
CRSP Nasdaq U.S. Index                   $100          $110          $136
CRSP Nasdaq Bank Index                    100           125           212
Wayne Bancorp, Inc.                       100           144           254
================================================================================

                           SUMMARY COMPENSATION TABLE

         The following table sets forth, for the fiscal years ended December 31, 1997, 1996 and 1995, certain information as to the total remuneration received by the chief executive officer as well as by each of the two other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during these periods for services rendered in all capacities to the Company.

                                                      Annual Compensation(1)           Long Term Compensation
                                                      ----------------------         -----------------------------
                                                                                               Awards
                                                                                     -----------------------------
                                                                                                       Securities
                                                                                                       Underlying        All Other
                                                                     Other Annual    Restricted Stock   Options/        Compensation
Name and Principal Position   Year        Salary($)      Bonus($)   Compensation($)    Award(s)($)(2)   SARs(#)(3)         ($)(4)
---------------------------   ----        ---------      ---------  ---------------    --------------   ----------      ------------
Harold P. Cook, III           1997         $27,056         $    --         --            $56,899          8,367          $       --
Chief Executive Officer of    1996          21,300              --         --                 --             --                  --
the Company                   1995          17,800              --         --                 --             --                  --


Johanna O'Connell             1997         125,000              --         --            303,467         44,627               4,986
President of the Company      1996         106,845              --         --                 --             --               4,359
and Chief Executive Officer   1995          84,450          31,957         --                 --             --               3,386
of the Bank

Richard Len                   1997          54,173       91,658(5)         --             56,899          8,367             211,882
Chairman of Wayne Savings     1996          73,500       52,517(5)         --                 --             --               6,672
Financial Services Group,     1995          71,300       66,759(5)         --                 --             --               5,829
Inc.


-------------------
(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the named executive officer pursuant to the Bank's 401(k) Plan as hereinafter defined pursuant to which employees may defer up to 15% of their compensation and executive officers may defer up to the maximum limits under the Internal Revenue Code of 1986, as amended ("Code") not to exceed 15%, and includes board fees of $27,056 for 1997, $21,300 for 1996 and $17,800 for 1995 paid to Mr. Cook and
         $15,698 for 1997, and $19,500 for 1996 and $17,300 for 1995 paid to Mr.
         Len. "Bonus" for 1995 includes $8,149 paid to Ms. O'Connell, earned in 1995, but paid in January 1996. The Board discontinued the practice of paying cash bonuses to executives in 1996.
(2) Represents 3,347, 17,851, and 3,347 shares of Common Stock awarded to Mr. Cook, Ms. O'Connell and Mr. Len, respectively, on February 25, 1997, under the Incentive Plan based upon the closing price of the Common Stock on the date of award ($17.00 per share). The aggregate number of shares of restricted stock held as of December 31, 1997, and the value thereof as of such date, were as follows: Cook: 3,347 shares ($89,532); O'Connell: 17,851 ($447,514); and Len: 3,347 shares
         ($89,532). Restricted stock awards vest in five equal installments commencing February 25, 1998, however, performance grants, which constitute 25%, 50% and 75% of the amount of the grant that will vest in years 2000, 2001, and 2002, respectively, will only vest if the performance criteria for the year established by the Compensation Committee is met. Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award.
(3) The options, by their terms, are first exercisable at a rate of 20% per year beginning February 25, 1998, but in no event shall any options be exercisable more than 10 years after the effective date of grant. See "--Incentive Plan."
(4) Includes amounts contributed by the Bank under the Bank's 401(k) Plan and reimbursement for insurance expenses. In addition, $205,000 of Mr. Len's 1997 amount represents the payment by the Company to buy Mr. Len's rights under a contract entered into in 1989 which established Wayne Savings Financial Services Group, Inc. Pursuant to such transaction, Mr. Len agreed to extinguish his change in control agreement and forfeit 10,041 shares of restricted stock and 25,103 options which were granted to him on February 25, 1997.

(5) Represents commissions paid to Mr. Len by Wayne Savings Financial Services Group, Inc., a wholly owned subsidiary of the Bank. Mr. Len's commissions are based on sales of securities and insurance by Wayne Savings Financial Services Group.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants
--------------------------------------------------------------------------------

                                                                                                    Potential Realizable
                                                                                                       Value At Assumed
                                            Percent                                                    Annual Rates of
                         Number of          of Total                                                     Stock Price
                         Securities         Options/SARs                                               Appreciation for
                         Underlying         Granted to          Exercise                                 Option Term
                         Options/SARs       Employees           Price       Expiration
Name                     Granted            in Fiscal Year      ($/Share)       Date                  5%($)         10%($)
----                     ------------       --------------      ---------       ----               -----------    -----------

Harold P. Cook             8,367                4.6%             $17.00          2007              $ 89,453       $  226,692
Johanna O'Connell         44,627               24.4%              17.00          2007               477,116        1,209,106
Richard Len                8,367                4.6%              17.00          2007                89,453          226,692


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND YEAR END OPTION/SAR VALUES


                                                                      Number of Securities            Value of Unexercised
                                                                      Underlying Unexercised          In-The-Money
                                                                      Options/SARs                    Options/SARs
                            Shares Acquired                           at FY-End (#)                   at FY-End (1)($)
Name                        on Exercise (#)     Value Realized($)     Exercisable/Unexercisable       Exercisable/Unexercisable
                            ---------------     -----------------     -------------------------       -------------------------
Harold P. Cook                    --            $         --               --/8,367                        $--/$81,578
Johanna O'Connell                 --                      --               --/44,627                        --/435,113
Richard Len                       --                      --               --/8,367                         --/81,578


-------------------
(1) Market value of the underlying securities at year-end ($26.75 per share) minus the exercise price ($17.00 per share), multiplied by the number of underlying securities.

         Employment Agreements. The Bank and the Company have entered into employment agreements with Ms. O'Connell ("Executive") as described below. These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company and the growth of the Company's shareholder value depends to a significant degree on the skills and competence of Ms. O'Connell.

         The employment agreements provide for a three-year term. The Bank employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of the Bank after conducting a performance evaluation of the Executive. The term of the Company employment agreement will be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The agreements provide that the Executive's base salary will be reviewed annually. The current base salary of Ms. O'Connell is $125,000. In addition to the base salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

         The agreements provide for termination of the Executive's employment by the Bank or the Company for cause as defined in the agreements at any time. Under the agreements, in the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's voluntary resignation from the Bank, or the Company upon: (i) failure to re-elect or reappoint the Executive to her current offices, unless consented to by Executive; (ii) a material change in the Executive's functions, duties or responsibilities which change would cause Executive's position to become one of lesser responsibility, importance or scope from the position and attributes thereof described in the agreement, provided that no breach shall be deemed to have occurred in the event Executive continues to receive the same compensation and benefits as those being received by the Executive immediately preceding the change in Executive's functions, duties or responsibilities, unless consented to by Executive; (iii) a relocation of the Executive's principal place of employment by more than 15 miles, unless consented to by Executive; (iv) a material reduction in the benefits and perquisites to the Executive, unless consented to by Executive; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the agreement by the Bank or the Company, the Executive or, in the event of Executive's subsequent death, her beneficiary, beneficiaries or estate, as the case may be, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the agreements.

         Under the agreements, if involuntary termination or voluntary resignation under the conditions set forth above and as set forth in the agreements, follows a change in control of the Bank or the Company (as defined in the agreements), the Executive or, in the event of the Executive's death, her beneficiary, beneficiaries or estate, as the case may be, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreements; or (ii) three times the average annual compensation for the five preceding taxable years, as described in the agreements. The Bank and the Company would also continue the Executive's life, health, and disability coverage. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Based solely on the compensation reported in the summary compensation table for 1997, excluding any benefits under any employee plan which may be payable, following a change in control and termination of employment, Ms. O'Connell would receive severance payments in the amount of approximately $307,932.

         Payments under the employment agreements and the change in control agreements, described below, in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

         Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements would be paid by the

Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

         Incentive Plan. The Company maintains the Incentive Plan, which was approved by the shareholders of the Company on February 25, 1997. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors, including directors emeritus and advisory directors, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to shareholders' concerns and reward employees for outstanding performance.

         The Incentive Plan authorizes the granting of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 312,393 shares. The maximum number of shares reserved for purchase pursuant to the exercise of options and option-related Awards which may be granted under the Incentive Plan is 223,138 shares. The maximum number of the shares reserved for the award of shares of Common Stock ("Stock Awards") is 89,255 shares. All officers, other employees and non-employee directors, including advisory directors and directors emeritus, of the Company and its affiliates are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the"Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. The grant of Stock Awards and the exercise of options granted under the Incentive Plan will result in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing shareholders.

Transactions with Certain Related Persons

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to executive officers, directors, employees, or immediate family members or affiliates thereof. The loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral) that apply to the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to Office of Thrift Supervision regulations restricting loans and other transactions with affiliated persons of the Bank. The Bank's affiliates must qualify for any loans on the same terms and conditions that apply to other customers.

         Mr. Cook's law firm provides certain legal services for the Bank and its customers. Mr.Cook's firm was paid $32,375 during fiscal year 1997 for services rendered to the Bank and its customers.

--------------------------------------------------------------------------------
        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         The Company's independent auditors for the fiscal year ended December 31, 1997 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1998, subject to ratification of such appointment by the shareholders.

         Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Shareholder Proposals


         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than October 19, 1998. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.



--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


         D.F. King & Co., Inc. ("D.F. King") will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $25,000, plus out-of-pocket expenses. The Company has agreed to indemnify D.F. King and its controlling persons, officers, directors, employees and agents from and against any and all losses, claims, damages, liabilities and expenses relating to its engagement, including liabilities and expenses under the federal securities laws, but excluding matters relating to the indemnified person's negligence, bad faith or willful misconduct. Approximately 30 persons will be used by D.F. King in its solicitation efforts. Proxies may be solicited by mail, personally or by telephone, telegram, facsimile transmission or other electronic means by D.F. King. The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company and the Bank may solicit proxies personally or by telephone without additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         The Company will bear the cost of soliciting proxies on behalf of the Board of Directors of the Company. The cost of such solicitation, which includes the fees of the Company's attorneys, solicitors, advertising, printing and mailing and other costs incidental to the solicitation cannot be stated at this time. However, after excluding the normal costs of solicitation for an election of directors in the absence of a proxy contest, the Company estimates that the total expenditures relating to this proxy solicitation will be approximately
$50,000 (excluding litigation, if any), none of which had been paid as of January 31, 1998.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

         Upon receipt of a written request, the Company will furnish to any stockholder without charge (excluding exhibits) a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and a list of the exhibits thereto required to be filed under the Exchange Act. Such written requests should be directed to Michael G. DeBenedette, Corporate Secretary, Wayne Bancorp, Inc., 1195 Hamburg Turnpike, Wayne, New Jersey 07470. The Form 10-K is not part of the proxy solicitation materials.




                                            By Order of the Board of Directors


                                            Michael G. DeBenedette
                                            Secretary


Wayne, New Jersey

February __, 1998


--------------------------------------------------------------------------------
         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                    IMPORTANT

         Your vote is important. Regardless of the number of shares of Wayne Bancorp Common Stock you own, please support your Board of Directors by promptly taking these few easy steps:

         1. Please sign, date and mail promptly the enclosed White Proxy Card in the postage-paid envelope provided.

         2. DO NOT sign any Proxy Card sent to you by Mr. Seidman or his group, not even as a vote of protest.

         3. If your shares are held in the name of a brokerage firm or bank nominee, only it can sign a White Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please provide your instructions by signing, dating and mailing the enclosed White Proxy Card in the postage-paid envelope provided. Please do so for each account you maintain. To ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a White Proxy Card to be issued representing your shares.

         IF YOU VOTED SEIDMAN'S PROXY CARD BEFORE RECEIVING YOUR WAYNE BANCORP WHITE PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE SIMPLY BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD. THIS WILL CANCEL YOUR EARLIER VOTE SINCE ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

         If you have any questions or require assistance, please call:

                              D.F. KING & CO., INC.
                                 77 Water Street
                               New York, NY 10005
                            (212) 269-5550 (Collect)

                                       or

                                 CALL TOLL-FREE
                                 1-800 628-8510

--------------------------------------------------------------------------------
                               WAYNE BANCORP, INC.
                              1195 HAMBURG TURNPIKE
                             WAYNE, NEW JERSEY 07470
                                 (973) 305-5500

                         ANNUAL MEETING OF STOCKHOLDERS
                                 _____ __, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints Michael DeBenedette and Johanna O'Connell with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Wayne Bancorp, Inc. ("Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Paris Inn, 1292 Alps Road, Wayne, New Jersey, on Tuesday, _____ __, 1998, at 10:00 a.m. ("Meeting"), and at any and all adjournments thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" 1 AND 2.

                                                     VOTE FOR      VOTE WITHHELD
                                                     --------      -------------

1.       The election as a director of all nominees
         listed below for three year terms (except     |_|              |_|
         as marked below to the contrary).

         Thomas D. Collins
         Johanna O'Connell
         Nicholas S. Gentile, Jr.


         INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.
--------------------------------------------------------------------------------

                                                 FOR      AGAINST    ABSTAIN
                                                 ---      -------    -------

2.       The ratification of the appointment     |_|        |_|        |_|
         of KPMG Peat Marwick LLP as
         auditors of the Company for the
         1998 fiscal year.

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the notice of annual meeting of stockholders, a proxy statement dated February __, 1998, and an annual report.



Dated:                                      |_|  Check box if planning to attend
      -----------------                          Meeting





                                                 -------------------------------
                                                 SIGNATURE OF STOCKHOLDER



                                                 -------------------------------
                                                 SIGNATURE OF STOCKHOLDER





         Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.








--------------------------------------------------------------------------------
                PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------